UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA, 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

645 Summer Street, Suite 102

Boston, MA, 02210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Monte Rosa Therapeutics, Inc (the “Company”) held its Annual Meeting of Stockholders on June 14, 2023 (the “Annual Meeting”). As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

On June 14, 2023, the Company filed a Certificate of Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective on filing. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to Vote of Security Holders

At the Annual Meeting, the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 26, 2023. The final voting results are set forth below.

Proposal 1 - Election of Class II Director Nominees

The stockholders of the Company elected Andrew Schiff, M.D. and Chandra P. Leo as Class II directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2026 and until their successor have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Andrew Schiff, M.D.	41,135,067	1,941,267	2,225,742
Chandra P. Leo	42,883,895	192,439	2,225,742

Proposal 2 – Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation

The stockholders of the Company approved the amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. The results of the stockholders’ vote with respect to such approval were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-votes
42,500,758	567,676	7,900	2,225,742

Proposal 3 - Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes	Votes
For	Against	Abstain
45,290,642	2,698	8,736

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: June 14, 2023	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer